Exhibit 10.47

AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Executive Employment Agreement of Michael Hofe dated May 3, 2013 (the “Employment Agreement”) is effective as of date set forth on the signature page hereof, and entered into by and among CIG Wireless Corp., a corporation incorporated in the State of Nevada (the “Company”) and Michael Hofe (the “Executive”).

RECITALS

WHEREAS, the Company and Executive previously entered into the Employment Agreement, which sets forth the terms and conditions of Executive’s employment with the Company;

WHEREAS, the Company and the Executive now wish to amend the Employment Agreement as of the date hereof; and

WHEREAS, Section 18 of the Employment Agreement provides that the Employment Agreement may be amended pursuant to a written agreement between the Company and Executive.

NOW, THEREFOR, the Company and Executive hereby agree that the Employment Agreement shall be amended as follows:

1.          Section 3.3 of the Employment Agreement is hereby deleted in its entirety.

2.          Exhibit A to the Employment Agreement is hereby deleted in its entirety.

3.          Exhibit B to the Employment Agreement is hereby deleted in its entirety.

4.          In all respects not modified by this Amendment, the Employment Agreement is hereby ratified and confirmed.

5.          This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. This Amendment may be delivered via facsimile or scanned “PDF” which shall be an original for all purposes.

[Signature Page Follows]

AMENDMENT TO EMPLOYMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of this 1st day of August, 2013.

CIG Wireless Corp.

By:	/s/ Paul McGinn
	Name:	Paul McGinn
	Title:	Chief Executive Officer

Executive:

/s/ Michael Hofe
Name:	Michael Hofe

[Signature Page to Amendment to Michael Hofe Employment Agreement]

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